Exhibit 99.1

 Novel Strategies for the Scalable Manufacture of Cellular Therapeutics from Pluripotent Stem Cells: Commercial Implications GTCbio 4th Stem CellProduct Development &Commercialization  April 29 2015

 Safe Harbor Statement  2  The matters discussed in this presentation include forward looking statements which are subject to various risks, uncertainties, and other factors that could cause actual results to differ materially from the results anticipated. Such risks and uncertainties include but are not limited to the success of BioTime in developing new stem cell products and technologies; results of clinical trials of BioTime products; the ability of BioTime and its licensees to obtain additional FDA and foreign regulatory approval to market BioTime products; competition from products manufactured and sold or being developed by other companies; the price of and demand for BioTime products; and the ability of BioTime to raise the capital needed to finance its current and planned operations. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. As actual results may differ materially from the results anticipated in these forward-looking statements they should be evaluated together with the many uncertainties that affect the business of BioTime and its subsidiaries, particularly those mentioned in the cautionary statements found in BioTime's Securities and Exchange Commission filings. BioTime disclaims any intent or obligation to update these forward-looking statements.

 The Opportunity in Pluripotency  3        Scalable source of all human cell typesImmortal substrate allowing complex genetic modifications

 Manufacturing Technology 1.0  ES Cells  Purification ofdesired cell type  Problem of impurities  Differentiation  Traditional Manufacture  The Challenge

 OPC1: Previous Phase 1 Trial  5  Feasible and Safe            Five subjects received 2 mil OPC1 cells, followed for >4 years Clean safety profile observed to date:No serious adverse events related to surgery, OPC1, or immunosuppressionNo unexpected neurological changesNo adverse changes on MRIMonitoring through one year shows no evidence of immune responses to OPC1Potential evidence of biological activity:MRI results in 4 of 5 subjects are consistent with prevention of lesion cavity formation

 6  OPC1  Current Phase 1/2a Trial

Telomerase Cancer Vaccine

BIOTIME

Potential Vaccine for ≈ 95% Cancer Types

ASTERIAS BIOTHERAPEUTICS

VAC1 is Safe and Stimulates α-Telomerase Immune Responses in 2 Clinical Trials
Biomarkers Improved or Stabilized

	Phase 1 Prostate Cancer Duke J. Immunol 2005, 174:3798	Phase 2 Acute Myelogenous Leukemia Multi Center Khoury ASH 2010
# Treated Patients	20	21
Tolerability	Excellent	Excellent
Patients Immunized Against hTERT	95%	55%
Laboratory & Clinical Impact	• Highly Significant Increase in PSA Doubling Times • Clearance of Circulating Immune Complexes	• Significant Increase in 12 Month DFS in High Risk Group (N=11) Compared to Published Historical Controls

7

 Telomerase Cancer Vaccine  8  The VAC2 Platform

 9  1 Source: Cancer Research Technologies, 2 Source: National Institutes of Health. 3 Source: Decision Resources  VAC2  Trial Design

     Age-Related Macular Degeneration (AMD)      OpRegen  Photoreceptor function and angiogenesisinhibition depend on RPE cellsLoss of RPE cells can cause either thedry or wet forms of AMD           Retinal PigmentEpithelium (RPE)  Choroid  Photoreceptors  Drusen  10

   Clinical Trial Design      OpRegen  11  Phase I/IIa dose escalation safety and efficacy study of OpRegen transplanted subretinally in patients with advanced dry-form of AMD (Geographic Atrophy)Open label, non-randomized, sequential, single center trialStudy Site: Hadassah University Medical Center, Jerusalem, IsraelDose and Administration: Single injection of 50,000-500,000 cells in saline delivered into the subretinal space. Part 1Cohort 1: 3 Patients, BCVA 20/200 or less, 50,000 cellsCohort 2: 3 Patients, BCVA 20/200 or less, 200,000 cellsCohort 3: 3 Patients, BCVA 20/200 or less, 500,000 cellsPart 2Cohort 4: 6 Patients, BCVA 20/100, 500,000 cells

 Manufacturing Technology 1.0  12  In addition to the challenge of the >1000-fold complexity of cell types coming from ES cells, and the challenge of manufacturing pure and identified product, the highly complex fate decisions lead to a challenge of lot-to-lot variability.  Embryoid Body  Activin A  FGF2  TGFb3  Desired Cell Type  The Challenge

 Challenges of Pluripotency  13    ScalabilityReproducibilityPurityIdentity

Manufacturing Technology 2.0

BIOTIME

BioTime's proprietary PureStem manufacturing technology yields >200 highly purified, identified, and scalable human cell types

Traditional Manufacture



ES Cells
Differentiation
Purification of desired cell type
Problem of impurities

PureStem Technology



Mesoderm
Ectoderm
Endoderm
Neural tube
Intermediate Mesoderm
Head Mesenchyme
ES Cells

PureStem™

>200-fold diversity
Scalable, monoclonally purified progenitors

14

 15  Manufacturing Technology 2.0

 16  Manufacturing Technology 2.0

 17  Manufacturing Technology 2.0  >200 Cell Types Clonally Expandable

   HyStem – A Critical Combination  18              Polymerizes safely in vivo   Stays as liquid for ~ 20 minutes  Supports cells including adipocytes in 3-D            Cast Hydrogel  Cells in Sponge                                    Injectable  Multiple Formulations                    Durable Films  3-D Lattices  Heparin-mediated Slow Release

 Fate Space Screening  19  Chondrogenesis    Angiogenesis    Osteogenesis    Neurogenesis    Myogenesis              TGFbs  FGFs  BMPs  RA  WNTs  >100 Scalable Clonal hEP Lines   Array of Diverse Differentiation Conditions   Approx 4,000Gene Expression Microarrays

 Fate Space Screening  20  T42 in MM Culture  T42 in HyStem Culture

 Purified Endothelium  Purity  Monoclonal Endothelium  GFP Endothelium (168 hrs)  Monoclonal  Heterogeneous

 22  Precise Identity  Foxf1 Genes & Dev. 18: 937-951Lhx8 Science 24:306: 2255-2257Barx1 Development 136: 637-645   Lhx8  Foxf1  Barx1

 Scalability

Osteochondral Differentiation

BIOTIME

Micromass with TGFb3 Condition

***COL2A1* qPCR**



7SMOO32
4D20.8
7PEND24
E15
MEL2
SK11
SM30
MSCs
NHAC
10000.000
1000.000
100.000
10.000
1.000
Fold NHAC
Cell Lines

24

 Osteochondral Differentiation  25  PureStem progenitor lines targeting orthopedics      OTX-CP03  Experimentally-induced trauma  4 weeks

 Reproducibility  26

Limb Bud Markers

BIOTIME

Distal LPM displays unique molecular markers


Ptx1
Mandibular Mesenchyme
Forelimb
Hindlimb

Taher L, Collette NM, Murugesh D, Maxwell E, Ovcharenko I, et al. (2011) Global Gene Expression Analysis of Murine Limb Development. PLoS ONE 6(12): e28358. doi:10.1371/journal.pone.0028358


Axial structures
Lateral plate mesoderm
AER
Hox genes
Tbx5
Wnt2b
Fgf10
Shh
Wnt3a/3
Fgf8
Forelimb
Pitx1
Tbx4
Wnt8c
Fgf10
Shh
Wnt3a/3
Fgf8
Hindlimb
c6
d9
Positioning → Initiation → Outgrowth

27

 Limb Bud Markers  28    B16  E44  RAD20.5  MSCs  Xgene  NHAC  RASMO19  RAPEND18  C4ELSR10  SK11  SM30

 29  Precise Neural Crest Cell Types  E69  T42

Precise Neural Crest Cell Types

BIOTIME

CYP26B1


Basio-Occipital Bone
Meninges
Of Upper Medulla

TTR


Choroid Plexus
Of 4th Ventricle

In situ images from Genepaint.org

30

 Diversity of Adipocyte Progenitors  31        Adipogenesis in Renevia

HyStem Trial - *Renevia™*

- *Renevia™* is an injectable matrix designed to safely produce 3-D tissue *in vivo,* keeping cells where the surgeon places them. It is expected to have numerous applications in multiple tissue types
- Pivotal trial for CE mark for use in HIV-associated lipoatrophy in combination with autologous lipotransfer now underway
- Estimated 3.5M people worldwide have HIV-related lipoatrophy
- In addition, a greater number of people have lipoatrophy due to trauma or aging
- Many other potential applications in combination with adult and ESC therapies



Age-Related Lipoatrophy

32

33    ReneviaTM Pivotal Trial  Multicenter, randomized, controlled, single blind trial     Treated vs. delayed treatment control  25 - 92 subjects in each group with treatment effect measured at 1, 3, and 6 months  Primary Endpoint   Increase in skin thickness as measured by ultrasound at 6 months  Secondary Endpoint  Mid-face volume deficit score Global aesthetic improvement score  Sites  2 sites in Palma de Mallorca, Spain  Trial Design

 Diversity of Adipocyte Progenitors  34    N Engl J Med 2009 360;19

 Brown Adipocyte Progenitors

       Advantages of HyStem & Clonal EPs  36    Rare and potentially valuable cell typesScalable & reproducible productPurity and identity of cellsA formulation optimizing viability & immobilization of engraftment